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                                  ARMADA FUNDS

                      Supplement Dated January 31, 2000 to
        the Statement of Additional Information Dated December 10, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH STATEMENT OF ADDITIONAL INFORMATION.

The third paragraph of the Additional Purchase and Redemption Information section (page 70) of the Statement of Additional Information is amended with the addition of these two sentences:

     "From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates."

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ARM-A-007-01000(1/00)